[LOGO]Campbell & Company Investment Adviser LLC
      A Subsidiary of Campbell & Company, Inc.


June 3, 2008


Dear Campbell Multi-Strategy Trust Shareholder:

We are writing to notify you of an extension of the Repurchase Request Deadline for the Trust's quarterly repurchase offer dated May 16, 2008. If you are not interested in selling shares at this time, please disregard this notice; no action is necessary on your part.

It has come to our attention that not all shareholders received the May 16, 2008 repurchase offer notice on a timely basis. Accordingly, to allow shareholders more time to consider the repurchase offer, the Trust has extended the Repurchase Request Deadline to June 20, 2008. All other aspects of the repurchase offer remain the same.

You may accept the repurchase for some or all of your shares by completing and returning a Repurchase Request Form by the close of business on June 20, 2008.

Updated Repurchase Request Deadline:  June 20, 2008.
----------------------------------------------------

To be honored, the original copy of your Repurchase Request must be received by the Trust by the Repurchase Request Deadline (no faxes will be accepted). Repurchase Requests should be directed to: The Campbell Multi-Strategy Trust,
Attention: Fund Administration, 210 West Pennsylvania Avenue, Suite 770, Towson, MD 21204.

If you are submitting a Repurchase Request through your Financial Advisor, you must submit your repurchase request to your Financial Advisor in advance of the Repurchase Request Deadline so that your Financial Advisor will have sufficient time to forward your request to the Trust by the Repurchase Request Deadline.

As it states in the Trust's Confidential Private Offering Memorandum (the "Offering Memorandum"), these quarterly repurchase offers are the only opportunity for you to redeem some or all of your interest in the Trust.

The Trust will repurchase shares at their net asset value as of June 30, 2008 (the "Repurchase Pricing Date"). For your reference, the unaudited estimated net asset value as of May 31, 2008 was $1,090.44 per share. The net asset value as of the Repurchase Pricing Date may be more or less than this value. For the daily estimated and final month-end net asset values, you may contact The Campbell Multi-Strategy Trust Hotline at 877-842-4082.

If you have any questions, please call your Financial Advisor or Campbell's Fund Administration Department at 800-698-7235.

Sincerely,


The Campbell Multi-Strategy Trust


                             Court Towers Building
                    210 West Pennsylvania Avenue, Suite 770
                             Towson, Maryland 21204
                Phone (410) 296-3301 | Toll Free 1-800-698-7235